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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):


                                 AUGUST 7, 2001


                          ----------------------------


                          GLOBAL ELECTION SYSTEMS INC.
               (Exact name of registrant as specified in charter)


                            BRITISH COLUMBIA, CANADA
                            ------------------------
         (State or other Jurisdiction of Incorporation or Organization)


                   0-24725                                  85-0394190
                   -------                                  ----------
          (Commission File Number)                 (IRS Employer Identification
                                                               No.)

              1611 WILMETH ROAD
               MCKINNEY, TEXAS                                 75069
               ---------------                                 -----
  (Address of Principal Executive Offices)                  (Zip Code)

                                 (972) 542-6000
                             (Registrant's telephone
                          number, including area code)


                                    NO CHANGE


          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

         On August 7, 2001, the Registrant issued a press release announcing the amendment of its letter of intent with Diebold, Incorporated, certain preliminary financial results and the closing of a bridge loan in the principal amount of US$5.0 million.

         The Registrant and Diebold previously announced that they had signed a non-binding letter of intent for the acquisition of stock of the Registrant on June 21, 2001. The terms of the non-binding letter of intent were amended to reflect the purchase of all outstanding shares of the Registrant for a combination of cash (20%) and stock (80%) valued at US$1.135 per common share of Global Election, subject to a maximum of 0.03027 Diebold shares and a minimum of
0.02421 Diebold shares of each share of the Registrant's common stock on the stock portion of the transaction.

         Diebold has provided US$5.0 million working capital for the continuing operation of the Registrant. Diebold completed the financing through a loan to the Registrant from Diebold which bears interest at a rate per annum of 12% and is due and payable 180 days following the closing of the loan. The loan is secured by a lien on all of the Registrant's and Registrant's subsidiaries' assets. Diebold may, at its option, convert the outstanding balance of the loan into common stock of the Registrant at a price equal to the lesser of US$1.135 or 85% of the Fair Market Value of the Registrant's common stock (as defined in the Bridge Loan Agreement). Additionally, the Registrant granted Diebold warrants to purchase up to 250,000 shares at US$1.135 per share.

         Also on August 7, 2001, the Registrant issued a press release announcing that the Board of Directors of the Registrant had appointed Brian W. Courtney as the Registrant's Chief Executive Officer.

         A copy of the press release announcing the amendment to the letter of intent is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the press release announcing Brian W. Courtney's appointment as Chief Executive Officer of the Registrant is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.           EXHIBITS.

     Exhibit 4.1* Warrant to Purchase Common Shares, dated August 3, 2001, issued to Diebold, Incorporated.

     Exhibit 4.2* Registration Rights Agreement, dated June 29, 2001, by and between Global Election Systems Inc. and Diebold, Incorporated.

     Exhibit 10.1* Bridge Loan Agreement, dated June 29, 2001, by and between Global Election Systems Inc. and Diebold, Incorporated.

     Exhibit 10.2* Amendment No. 1 to Bridge Loan Agreement, dated August 3, 2001, by and between Global Election Systems Inc. and Diebold, Incorporated.

     Exhibit 10.3* Collateral and Guarantee Agreement, dated June 29, 2001, by and between Global Election Systems Inc. and Diebold, Incorporated.

     Exhibit 99.1* Press Release, dated August 7, 2001, announcing amendment of letter of intent.

     Exhibit 99.2* Press Release, dated August 7, 2001, announcing appointment of Brian W. Courtney as Chief Executive Officer.

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* filed herewith
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   GLOBAL ELECTION SYSTEMS INC.


                                   By: /s/ ROBERT J. UROSEVICH
                                      ------------------------------------------
                                      Robert J. Urosevich
                                      President and Chief Operating Officer


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                               INDEX TO EXHIBITS

        EXHIBIT
         NUMBER                         DESCRIPTION
     -------------                      -----------
     Exhibit 4.1*   Warrant to Purchase Common Shares, dated August 3, 2001,
                    issued to Diebold, Incorporated.

     Exhibit 4.2* Registration Rights Agreement, dated June 29, 2001, by and between Global Election Systems Inc. and Diebold,
                    Incorporated.

     Exhibit 10.1*  Bridge Loan Agreement, dated June 29, 2001, by and between
                    Global Election Systems Inc. and Diebold, Incorporated.

     Exhibit 10.2*  Amendment No. 1 to Bridge Loan Agreement, dated August 3,
                    2001, by and between Global Election Systems Inc. and
                    Diebold, Incorporated.

     Exhibit 10.3* Collateral and Guarantee Agreement, dated June 29, 2001, by and between Global Election Systems Inc. and Diebold,
                    Incorporated.

     Exhibit 99.1* Press Release, dated August 7, 2001, announcing amendment of letter of intent.

     Exhibit 99.2* Press Release, dated August 7, 2001, announcing appointment of Brian W. Courtney as Chief Executive Officer.



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* Filed herewith